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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): June 21, 2005 (June 15, 2005)
                                                   -----------------------------


                             RURBAN FINANCIAL CORP.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

               Ohio                        0-13507               34-1395608
               ----                        -------               ----------
   (State or other jurisdiction    (Commission File Number)     (IRS Employer
of incorporation or organization)                            Identification No.)



                    401 Clinton Street, Defiance, Ohio    43512
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               (Address of principal executive offices) (Zip Code)

                                 (419) 783-8950
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 5.02(d).  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
               DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On June 17, 2005, Rurban Financial Corp. ("Rurban") issued a press release announcing the appointment of Thomas L. Sauer to the Board of Directors of Rurban to replace retired Board member Eric C. Hench, effective as of June 15, 2005. Mr. Sauer has also been appointed to replace Mr. Hench as a member of the Loan Review Committee of the Rurban Board of Directors. A copy of the June 17, 2005 press release is attached as Exhibit 99 and incorporated herein by reference.

Mr. Sauer has been an owner of City Beverage Company in Defiance, Ohio since February 1990, and has served as President since March 2004. Mr. Sauer has served as a director of Rurban's subsidiary, The State Bank and Trust Company, since August 2004.



ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Financial Statements - Not Applicable

(b)  Pro Forma Financial Information - Not Applicable

(c)  Exhibits


     Exhibit No.           Description
     -----------           -----------

         99                Press Release dated June 17, 2005



   [Remainder of page intentionally left blank; signature on following page.]





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        RURBAN FINANCIAL CORP.


Dated: June 21, 2005    By: /s/ James E. Adams
                            ----------------------------------------------------
                            James E. Adams
                            Executive Vice President and Chief Financial Officer





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                                INDEX TO EXHIBITS

                           Current Report on Form 8-K
                               Dated June 21, 2005

                             Rurban Financial Corp.



      Exhibit No.           Description
      -----------           -----------

          99                Press Release dated June 17, 2005




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